                                                                     EXHIBIT 24

                              POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 8th day of September, 1997.


                                                /s/Claude M. Ballard
                                                -------------------------------
                                                Claude M. Ballard

                              POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 10th day of September, 1997.


                                                /s/Allan J. Bloostein
                                                -------------------------------
                                                Allan J. Bloostein

                              POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 9th day of September, 1997.


                                                /s/Jerome A. Chazen
                                                -------------------------------
                                                Jerome A. Chazen

                              POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 9th day of September, 1997.


                                                /s/Thomas E. Dobrowski
                                                -------------------------------
                                                Thomas E. Dobrowski

                              POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 8th day of September, 1997.


                                                /s/Robert C. Larson
                                                -------------------------------
                                                Robert C. Larson

                              POWER OF ATTORNEY

        The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3, and any and all amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 9th day of September, 1997.


                                                /s/W. Allen Reed
                                                -------------------------------
                                                W. Allen Reed